UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                December 18, 1998
                                -----------------
               (Date of Report (Date of earliest event reported))


                             LONGVIEW FIBRE COMPANY
                             ----------------------
             (Exact name of Registrant as specified in its charter)


                                   Washington
                                   ----------
                 (State or other jurisdiction of incorporation)

            0-1370                                       91-0298760
  --------------------------------          ------------------------------------
     (Commission File Number)               (I.R.S. Employer Identification No.)

         300 Fibre Way
      Longview, Washington                               98632
  --------------------------------          ------------------------------------
(Address of principal executive offices)               (Zip Code)


                                 (360) 425-1550
                                 --------------
              (Registrant's telephone number, including area code)

                         ------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     On December 8, 1998, the Board of Directors of the Company approved, and on December 18, 1998 the Company executed, a second amendment (the "Second
Amendment") to the Rights Agreement dated as of March 1, 1989 (the "Rights Agreement") between the Company and ChaseMellon Shareholder Services, L.L.C., as successor Rights Agent, such Rights Agreement having been amended as of December 6, 1996 by Amendment No.1.

     Under the Second Amendment certain changes have been made to correct a defective and inconsistent provision in the Rights Agreement that was introduced by the First Amendment.

     The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Second Amendment which is attached as
Exhibit 4 hereto and is hereby incorporated herein by reference.

Item 7. Exhibits.

(c)  Exhibits.

4. Second Amendment dated as of December 18, 1998 to Rights Agreement dated as of March 1, 1989 between the Company and ChaseMellon Shareholder Services, L.L.C., as successor Rights Agent.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   LONGVIEW FIBRE COMPANY

                                   By:      /s/ LISA J. HOLBROOK
                                            -----------------------------------
                                   Name:    Lisa J. Holbrook
                                   Title:   Senior Vice President-Finance,
                                              Secretary and Treasurer



Dated: December 18, 1998

                                 EXHIBIT INDEX


EXHIBIT
NUMBER         EXHIBIT DESCRIPTION

4 Second Amendment to Rights Agreement, dated as of December 18, 1998 between Longview Fibre Company and Chasemellon Shareholder Services, L.L.C.